Consolidated Statements of Comprehensive Income Statement (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Net income	$ 633	$ 687	$ 612
Foreign currency translation adjustments	(72)	(27)	(10)
Total comprehensive income	561	660	602
Comprehensive income attributable to noncontrolling interest	(20)	(44)	(57)
Comprehensive income attributable to QVC, Inc. shareholder	$ 541	$ 616	$ 545